UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 19, 2010
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10382 (Commission File Number)	20-5715943 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.
     On April 19, 2010, Synergetics USA, Inc. (the “Company”) executed an Amendment (the “Amendment”) to that certain agreement dated October 19, 2009 (the “Agreement”) between the Company and Steven R. Becker, BC Advisors, LLC, SRB Management, L.P., SRB Greenway Opportunity Fund, L.P. and SRB Greenway Capital (Q.P.), L.P.. The Agreement was filed with the Securities and Exchange Commission on October 20, 2009, as Exhibit 10.1 to a Current Report on Form 8-K, File No. 001-10382.
     Pursuant to the terms of the Amendment, the Company and the other parties to the Agreement have agreed to extend the expiration date of the Agreement from April 19, 2010 to June 21, 2010. All other terms and conditions of the Agreement remain in full force and effect.
     A copy of the Amendment is attached as Exhibit 10.1 and is incorporated by herein by reference. The foregoing does not purport to be a complete summary of the terms of the Amendment and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
Amendment executed April 19, 2010 by and among Synergetics USA, Inc., Steven R. Becker, BC Advisors, LLC, SRB Management, L.P., SRB Greenway Opportunity Fund, L.P. and SRB Greenway Capital (Q.P.), L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 22, 2010

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	EVP and Chief Financial Officer